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                                                                   EXHIBIT 23


                        INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-21704, No. 33-24096, No. 33-37300 and No. 33-65104 of McClatchy Newspapers,
Inc. on Form S-8 of our report dated February 1, 1994, appearing in this Annual Report on Form 10-K of McClatchy Newspapers, Inc. for the year ended December 31, 1993.





DELOITTE & TOUCHE
Sacramento, California

March 1, 1994